February 25, 2004


                            SUPPLEMENT TO PROSPECTUS
                             DATED NOVEMBER 1, 2003
                                       FOR

                           TAX-FREE MONEY MARKET FUND

                                       OF
                            TOUCHSTONE TAX-FREE TRUST

Effective February 1, 2004, the section entitled "Distribution Plan" on page 9 is amended by adding the following paragraph:

         Touchstone Securities, Inc. (Touchstone), the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Fund or other Touchstone Funds. Additional compensation is limited to such dealers. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.